NATIONWIDE MUTUAL FUNDS
Nationwide Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Nationwide Fund (the "Fund"). Accordingly, all references to, and information regarding, HighMark in the Summary Prospectus are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Wellington Management Company LLP ("Wellington") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The table under the heading "Fees and Expenses" on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:
	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.21%	0.21%	0.38%	0.20%
Total Annual Fund Operating Expenses	0.99%	1.74%	1.41%	0.73%
Fee Waiver/Expense Reimbursement[2]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	1.70%	1.37%	0.69%
1 "Management Fees" has been restated due to a reduction in the contractual investment advisory fees effective November 13, 2017.
2 Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract waiving 0.045% of the management fee to which the Adviser would be entitled until February 28, 2019. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.

b.	The tables under the heading "Example" on page 1 of the Summary Prospectus are deleted in their entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$666	$868	$1,087	$1,715
Class C shares	273	544	940	2,048
Class R shares	139	442	767	1,687
Institutional Service Class shares	70	229	402	903

	1 Year	3 Years	5 Years	10 Years
Class C shares	$173	$544	$940	$2,048

c.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations of more than $5 billion. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.
In managing the Fund, the subadviser allocates the Fund's assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Fund typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.

The subadviser employs a "bottom-up" approach to selecting securities, emphasizing those that it believes to represent above-average potential for total return, based on fundamental research and analysis.   Fundamental analysis of a company typically involves the assessment of a variety of factors, and may include the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and environmental, social and/or governance (ESG) factors. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, sectors, industries and styles.  The Fund's portfolio therefore will include stocks that are considered to be either growth stocks or value stocks.  Because the subadviser's process is driven primarily by individual stock selection, the overall portfolio's yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser may sell a security when it believes that a significant change in the company's business fundamentals exists, it has become overvalued in terms of earnings, assets or growth prospects, or in order to take advantage of more attractive alternatives.

d.	The following supplements the information under the heading "Principal Risks" on page 2 of the Summary Prospectus:

Growth style risk – growth stocks may be more volatile than other stocks because they generally are more sensitive to investor perceptions and market movements.  In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "value" stocks.

Value style risk – value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "growth" stocks.

e.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Wellington Management Company LLP
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f.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Mark D. Mandel, CFA	Senior Managing Director and Director, Global Industry Research	Since 2017
Cheryl M. Duckworth, CFA	Senior Managing Director and Associate Director, Global Industry Research	Since 2017
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Wellington.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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